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                                                                  EXHIBIT 23(d)

                         CONSENT OF PUBLIC ACCOUNTANTS

  We consent to the incorporation by reference in this Form S-8 Registration Statement (File No. 33-18278) of our report dated January 20, 1995 relating to the financial statements of Elgin Riverboat Resort--Riverboat Casino for the two years ended December 31, 1994 and 1993 included in Exhibit 99(b) to the Current Report of Circus Circus Enterprises, Inc. on Form 8-K dated June 1, 1995. We also consent to the reference to our firm under the caption "Experts".

                                          Coopers & Lybrand L.L.P.

Chicago, Illinois
November 21, 1995